UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 2, 2008

MICROCHIP TECHNOLOGY INCORPORATED

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199

(Address Of Principal Executive Offices)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 2, 2008, Microchip Technology Incorporated (“Microchip”) and ON Semiconductor Corporation (“ON Semiconductor”) held a conference call to discuss a proposal to acquire Atmel Corporation (“Atmel”).  A transcript of the conference call, along with the prepared joint presentation made during the course of the conference call and posted on October 2, 2008 by Microchip to www.microchip.com, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Transcript of October 2, 2008 Microchip and ON Semiconductor Conference Call.

99.2	October 2, 2008 Conference Call Joint Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microchip Technology Incorporated
(Registrant)
Dated: October 2, 2008

	By:	/s/ Gordon W. Parnell
Gordon W. Parnell
Vice President, Chief Financial Officer
(Principal Accounting and Financial
Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Transcript of October 2, 2008 Microchip and ON Semiconductor Conference Call.

99.2	October 2, 2008 Conference Call Joint Presentation.